Exhibit 10.1

Basic Energy Services, Inc.

$300,000,000 10.75% Senior Secured Notes due 2023

PURCHASE AGREEMENT

September 25, 2018

Houston, Texas

MERRILL LYNCH, PIERCE, FENNER & SMITH

                                INCORPORATED

As Representative of the Initial Purchasers (the “Representative”)

c/o Merrill Lynch, Pierce, Fenner & Smith

                            Incorporated

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Basic Energy Services, Inc., a Delaware corporation (the “Company”), and each of the other Guarantors (as defined herein) agree with you as follows:

1.    Issuance of Notes. The Company proposes to issue and sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other several Initial Purchasers named in Schedule I (the “Initial Purchasers”), acting severally and not jointly, the respective amounts set forth in Schedule I of $300,000,000 aggregate principal amount of 10.75% Senior Secured Notes due 2023 (the “Notes”). The Company’s obligations under the Notes and the Indenture (as defined below) will be, jointly and severally, unconditionally guaranteed (the “Guarantees”), on a senior secured basis, by each of the guarantors listed on the signature pages hereto (collectively, the “Guarantors,” and, together with the Company, the “Issuers”). The Notes and the Guarantees are referred to herein as the “Securities.” The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated the Closing Date (as defined herein), by and between the Issuers and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”). The Securities will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”), pursuant to a letter of representations, to be dated on or before the Closing Date (the “DTC Agreement”), among the Company, the Trustee and DTC.

The Securities will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the “Act”). The Issuers have prepared a preliminary offering memorandum, dated as of September 19, 2018 (the “Preliminary Offering Memorandum”), and a pricing supplement thereto dated the date hereof, which includes the information contained in Schedule III (the “Pricing Supplement”). The Preliminary Offering Memorandum (as amended and supplemented immediately prior to the Applicable Time (as defined below)) and the Pricing

Supplement are herein referred to as the “Pricing Disclosure Package.” Promptly after the execution of this Purchase Agreement (this “Agreement”), the Issuers will prepare a final offering memorandum dated the date hereof (the “Final Offering Memorandum”). For the purposes of this Agreement, the “Applicable Time” is 5:00 p.m. (Eastern time) on the date of this Agreement.

The Initial Purchasers have advised the Issuers that the Initial Purchasers intend, as soon as they deem practicable after this Agreement has been executed and delivered, to resell (the “Exempt Resales”) the Securities in private sales exempt from registration under the Act on the terms set forth in the Pricing Disclosure Package, solely to (i) persons whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” (“QIBs”), as defined in Rule 144A under the Act (“Rule 144A”), in accordance with Rule 144A and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act (“Regulation S”) in accordance with Regulations S (the persons specified in clauses (i) and (ii), the “Eligible Purchasers”).

The Issuers have agreed to secure the Notes by granting to the Collateral Agent for the benefit of the holders of the Notes and other secured parties a perfected first-priority lien (subject to Permitted Prior Liens, as such term is defined in the Indenture) in the Collateral (as such term is defined in that certain Security Agreement, dated as of the Closing Date, by and among the Issuers and the Collateral Agent (the “Security Agreement”)) as required by and pursuant to (i) the Indenture, the Security Agreement, the Collateral Agency Agreement (as such term is defined in the Indenture), the ABL Collateral Rights Agreement (as such term is defined in the Indenture), each dated as of the Closing Date, (ii) other intercreditor agreements, pledge agreements, mortgages, deeds of trust, security instruments and documents as are necessary to create and perfect the liens and security interests contemplated by the Indenture and the Security Agreement, including, without limitation, financing statements under the Uniform Commercial Code of the relevant state or notice of such pledge, grant or assignment (the foregoing documents specified in clauses (i) and (ii) collectively referred to herein as the “Security Documents”).

This Agreement, the Notes, the Guarantees, the Indenture, the DTC Agreement, and the Security Documents are hereinafter sometimes referred to collectively as the “Note Documents.”

All references herein to the terms “Pricing Disclosure Package” and “Final Offering Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Applicable Time and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum) or the Final Offering Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Offering Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Applicable Time and incorporated by reference in the Final Offering Memorandum.

2.    Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, each of the Issuers agrees to issue and sell to the several Initial Purchasers, and on the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuers, the aggregate principal amount of the Securities set forth opposite its name on Schedule I attached hereto at a purchase price for the Securities of 96.992% of their principal amount thereof payable on the Closing Date.

3.    Delivery and Payment. Delivery of, and payment of the purchase price (via wire transfer) for, the Securities shall be made at 9:00 a.m. Houston time, on October 2, 2018, or such other time and date as the Representative shall designate by notice to the Company (such date and time, the “Closing Date”) at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas 77002. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by mutual agreement between the Initial Purchasers and the Company. The Company hereby acknowledges that circumstances under which the Representative may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Preliminary Offering Memorandum, Pricing Disclosure Package, or Final Offering Memorandum or a delay as contemplated by the provisions of Section 10(e) hereof.

The Securities shall be delivered by the Issuers to the Representative for the accounts of the several Initial Purchasers (or as the Representative shall direct) through the facilities of DTC against payment by the Initial Purchasers of the purchase price therefor by means of wire transfer of immediately available funds to such account or accounts specified by the Company in accordance with Section 8(h) on the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Securities shall be evidenced by one or more certificates in global form registered in the name of Cede & Co., as nominee of DTC, pursuant to the DTC Agreement, or in such names as the Initial Purchasers may request, and shall be made available for inspection at a location in New York City, as the Representative may designate, one business day prior to the Closing Date and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

4.    Agreements of the Issuers. The Issuers, jointly and severally, covenant and agree with the Initial Purchasers as follows:

(a)    To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum, the Pricing Supplement and the Final Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Memorandum, the Pricing Supplement and the Final Offering Memorandum, and any amendments or supplements thereto, by the Initial Purchasers in connection with Exempt Resales.

(b)    As promptly as practicable following the execution and delivery of this Agreement and in any event not later than the second business day following the date hereof, to prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Issuers shall not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement except as contemplated below, in which case the Issuers shall have previously furnished a copy of such proposed amendment or supplement to the Representative and the Representative shall not have reasonably objected. The Issuers shall not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Representative shall previously have been advised of such proposed amendment or supplement a reasonable period of time prior to the proposed use, and shall not have reasonably objected to such amendment or supplement. Before making, preparing, using, authorizing, approving or distributing any Company Supplemental Disclosure Document (as defined below), the Company will furnish to the Representative a copy of such written communication for review and will not make, prepare, use, authorize, approve or distribute any such written communication to which the Representative reasonably objects.

(c)    If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package to comply with law, the Issuers will notify the Initial Purchasers thereof as soon as reasonably practicable and forthwith prepare and (subject to Section 4(b) hereof) furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that any of the Pricing Disclosure Package will comply with all applicable law. If, prior to the later of (x) the Closing Date and (y) the time that the Initial Purchasers have completed their distribution of the Securities, any event shall occur that, in the judgment of the Issuers or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Final Offering Memorandum, as then amended or supplemented, untrue or that requires the making of any additions to or changes in the Final Offering Memorandum in order to make the statements in the Final Offering Memorandum, as then amended or supplemented, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with all applicable laws, the Issuers shall promptly notify the Initial Purchasers of such event and (subject to Section 4(b) hereof) prepare an appropriate amendment or supplement to the Final Offering Memorandum so that (i) the statements in the Final Offering Memorandum, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances at the Closing Date and at the time of sale of Securities, not misleading and (ii) the Final Offering Memorandum will comply with applicable law. The Company hereby expressly acknowledges that the indemnification and contribution provisions of Sections 6 and 7 hereof are specifically applicable and relate to each Offering Memorandum and any amendment or supplement thereto referred to in this Section 4.

(d)    To qualify or register the Securities under the securities laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, no Issuer shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(e)    To advise the Initial Purchasers promptly, and if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any securities commission or other regulatory authority. The Issuers shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any securities laws, and if at any time any securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any securities laws, the Issuers shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(f)    Whether or not the transactions contemplated by this Agreement are consummated, to pay all costs, expenses, fees and disbursements (including fees and disbursements of counsel and accountants for the Issuers) incurred and stamp, documentary or similar taxes incident to and in connection with the transactions contemplated hereby, including, without limitation: (i) the preparation, printing and distribution (including any form of electronic distribution) of the Preliminary Offering Memorandum, the Pricing Supplement and the Final Offering Memorandum and any amendments and supplements thereto, (ii) all expenses (including travel expenses) of the Issuers and the Initial Purchasers in connection with any meetings with prospective investors in the Securities, (iii) the preparation, notarization (if necessary) and delivery of the Note Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iv) the issuance, transfer and delivery of the Securities by the Issuers to the Initial Purchasers (including all printing and engraving costs), (v) the qualification or registration of the Securities for offer and sale under the securities laws of the several states of the United States or provinces of Canada (including, without limitation, the cost of printing and mailing preliminary and final Blue Sky or legal investment memoranda and fees and disbursements of counsel (including local counsel) to the Initial Purchasers relating thereto), (vi) the inclusion of the Securities in the book-entry system of DTC, (vii) the rating of the Securities by rating agencies, (viii) the fees and expenses of the Trustee, Collateral Agent and their counsel, (ix) the performance by the Company of its other obligations under the Note Documents, and (x) all out-of-pocket legal fees, costs and expenses, including filing fees, title fees and search fees, stamp, documentary or similar taxes incurred by counsel to the Initial Purchasers in connection with the preparation, negotiation and implementation of the Security Documents, and the creation and perfection of the security interests in the Collateral pursuant to the terms thereof (provided that the fees of counsel paid pursuant to this clause (x) shall be supported by reasonable documentation).

(g)    To use the proceeds from the sale of the Notes in the manner described in the Pricing Disclosure Package under the caption “Use of Proceeds.”

(h)    To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Securities.

(i)    Not to, and not to permit any affiliate (as such term is defined in Rule 501 under the Act) to, sell, offer for sale or solicit offers to buy any security (as defined in the Act) that would be integrated with the sale of the Securities in a manner that would require the registration under the Act of the sale of the Securities to the Initial Purchasers or any Eligible Purchasers.

(j)    During the period of one year after the Closing Date, unless permitted and pursuant to an exemption under Rule 144 of the Securities Act, not to, and to cause its affiliates (as defined in Rule 144 under the Act) not to, resell any of the Securities that have been reacquired by any of them, except for Securities purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act.

(k)    Not to engage, not to allow any Subsidiary to engage, and to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company makes no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act in connection with any offer or sale of the Securities.

(l)    Not to engage, not to allow any Subsidiary to engage, and to cause its other affiliates and any person acting on their behalf (other than, in any case, the Initial Purchasers and any of their affiliates, as to whom the Company makes no covenant) not to engage, in any directed selling effort with respect to the Securities, and to comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(m)    From and after the Closing Date, for so long as any of the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any holder or beneficial owner of Securities in connection with any sale of such Securities and (ii) any prospective purchaser of such Securities from any such holder or beneficial owner designated by the holder or beneficial owner. The Company will pay the expenses of preparing, printing and distributing such documents.

(n)    To cooperate with and assist the Initial Purchasers to obtain approval of the Securities to be eligible for clearance and settlement through DTC.

(o)    Prior to the Closing Date, to furnish without charge to the Initial Purchasers, (i) as soon as they have been prepared by the Company, a copy of any regularly prepared internal financial statements of the Company and the Subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Pricing Disclosure Package, (ii) all other reports and other communications (financial or otherwise) that the Company mails or otherwise makes available to its security holders and (iii) such other information as the Initial Purchasers shall reasonably request.

(p)    Without the prior consent of the Representative, not to make, and not to permit any of its affiliates or anyone acting on its or its affiliates behalf to make, any offer relating to the Securities that, if the offering of the Securities contemplated by this Agreement were conducted as a public offering pursuant to a registration statement filed under the Act with the Securities and Exchange Commission (the “Commission”), would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act (any such offer is hereinafter referred to as a “Company Supplemental Disclosure Document”).

(q)    During the period of two years after the Closing Date or, if earlier, until such time as the Securities are no longer restricted securities (as defined in Rule 144 under the Act), not to be or become a closed-end investment company required to be registered, but not registered, under the Investment Company Act of 1940, as amended (the “Investment Company Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(r)    In connection with the offering of the Securities, until the Initial Purchasers shall have notified the Company of the completion of the distribution of the Securities, not to, and not to permit any of its affiliates (as such term is defined in Rule 501(b) of Regulation D under the Act) to, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, for the purpose of creating actual or apparent active trading in, or of raising the price of, the Securities.

(s)    During the period from the date hereof through and including the date that is 60 days after the date hereof, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or any Subsidiary and having a tenor of more than one year.

5.    Representations and Warranties.

(a)    The Issuers, jointly and severally, represent and warrant to each of the Initial Purchasers that, as of the date hereof and as of the Closing Date (references in this Section 5 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) the Pricing Disclosure Package and the Final Offering Memorandum in the case of representations and warranties made as of the Closing Date):

(i)    Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 5(b) hereof and with the procedures set forth in Section 5(b) hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and the initial resale of the Securities to each Eligible Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(ii)    Neither the Pricing Disclosure Package, as of the Applicable Time, nor the Final Offering Memorandum, as of its date or (as amended or supplemented in accordance with Section 4(b), if applicable) as of the Closing Date, in each case when taken together with the documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission, contains or represents any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each Company Supplemental Disclosure Document listed on Schedule IV hereto does not conflict with the information contained in the Pricing Disclosure Package or the Final Offering Memorandum and each such Company Supplemental Disclosure Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and at the Closing Date will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty with respect to information relating to the Initial Purchasers contained in or omitted from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Initial Purchaser through the Representative expressly for inclusion in the Pricing Disclosure Package, the Final Offering Memorandum or amendment or supplement thereto, as the case may be (it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 6(b) hereof). The Pricing Disclosure Package contains, and the Final Offering Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. No order preventing the use of the Preliminary Offering Memorandum, the Pricing Supplement or the Final Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Issuers, has been threatened.

(iii)    The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Exchange Act.

(iv)    The Securities are eligible for initial resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities of the Issuers listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system.

(v)    The capitalization of the Company as of the Closing Date will be as set forth in the “As Adjusted” column under the heading “Capitalization” in the Offering Memorandum, other than changes since June 30, 2018 in (A) cash and cash equivalents in the ordinary course of business, (B) other debt and obligations under capital leases in the ordinary course of business, and (C) items of stockholders’ equity for shares issued upon the exercise of options (including treasury stock) and shares repurchased by the Company, and for retained earnings. All of the issued and outstanding equity interests of the Company have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of any preemptive or similar right and have been issued in compliance with federal and state securities laws. Attached as Schedule II is a true and complete list of each entity in which the Company has a direct or indirect majority equity or voting interest (each, a “Subsidiary” and, together, the “Subsidiaries”), their jurisdictions of organization, name of its equityholder(s) and percentage of outstanding equity owned of record by each equityholder. All of the issued and outstanding equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid (to the extent required under the applicable limited liability company agreement or limited partnership agreement of the Subsidiary, as applicable) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act, in the case of limited liability company interests in a Delaware limited liability company, and Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), in the case of any partnership interests in a Delaware limited partnership, and Section 17-403 of the Delaware LP Act with respect to general partner interests in a Delaware limited partnership), and, except for directors’ qualifying shares and as set forth in the Offering Memorandum, are owned, directly or indirectly through Subsidiaries, by the Company free and clear of all liens (other than transfer restrictions imposed by the Act, the securities or Blue Sky laws of certain jurisdictions and security interests granted pursuant to the Credit and Security Agreement, dated as of September 29, 2017, as amended to date (as further amended, the “ABL Facility”)). Except as otherwise disclosed in the Offering Memorandum, there are no outstanding options, warrants or other instruments evidencing the right to acquire, subscribe or purchase, or instruments convertible into or exchangeable for, any equity interests (including any additional equity interests) of the Company or any of the Subsidiaries.

(vi)    Each of the Company and its Subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has all requisite corporate, partnership or limited liability company, as applicable, power and authority to own, lease and operate its properties and to conduct its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation, limited partnership or limited liability company, as applicable, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. A “Material Adverse Effect” means (x) a material adverse effect on, or any development involving a prospective material adverse change in, the business, condition (financial or other), results of operations, performance or properties of the Company and the Subsidiaries, taken as a whole, or (y) an adverse effect on the ability to consummate the transactions contemplated hereby.

(vii)    Each Issuer has all requisite corporate, partnership or limited liability company, as applicable, power and authority to execute, deliver and perform all of its obligations under the Note Documents to which it is a party and to consummate the transactions contemplated hereby, and, without limitation, the Company has all requisite corporate power and authority to issue, sell and deliver and perform its obligations under the Notes.

(viii)    This Agreement has been duly and validly authorized, executed and delivered by each Issuer.

(ix)    The execution and delivery of, and the performance by each Issuer of their respective obligations under the Indenture have been duly and validly authorized by each Issuer and, when duly executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a legally binding and valid agreement of each such Issuer, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting the rights and obligations of creditors and by general principles of equity (regardless of whether considered at equity or at law) and the discretion of the court before which any proceeding therefor may be brought (the “Enforceability Exceptions”). The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

(x)    The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company, and when issued, authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered by the Company against payment therefor by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, the Notes will be legally binding and valid obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. The Notes, when issued, authenticated by the Trustee in accordance with the provisions of the Indenture and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

(xi)    The Guarantees have been duly and validly authorized by each of the Guarantors and when the Notes are issued, authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered by the Company against payment by the Initial Purchasers in accordance with the terms of this Agreement and the Indenture, will be legally binding and valid obligations of the Guarantors, enforceable against each of them in accordance with their terms, except that enforceability thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(xii)    The Security Documents have each been duly and validly authorized by each of the Issuers party thereto and, when executed and delivered by each such Issuer, will be legally binding and valid obligations of such Issuer, enforceable against such Issuer in accordance with their respective terms, except as the enforcement thereof may be limited by the Enforceability Exceptions. The Security Documents, when executed and delivered in connection with the sale of the Securities, will create in favor of the Collateral Agent for the benefit of the holders of the Notes valid and enforceable security interests in and liens on the Collateral in favor of the Collateral Agent for the benefit of the holders of the Notes for all of the Secured Obligations (as such term is defined in the Security Agreement). Upon the filing of appropriate Uniform Commercial Code financing statements (if required under the applicable law, together with all schedules and exhibits to such financing statements) (“UCC Financing Statements”) in United States jurisdictions as set forth in Section 8(j) hereto, the taking possession of certain instruments, documents and certificated securities or the performing other actions (as the case may be) referred to in Section 8, the security interests in and liens on the rights of the Company or the applicable Guarantor in the Collateral (to the extent required under the Indenture and the Security Documents) will be perfected security interests and liens, superior to and prior to the liens of all third persons other than (i) at any time before the Closing Date, the liens securing the ABL Facility and (ii) Permitted Prior Liens. As of the Closing Date, to the extent required under the Indenture and the Security Documents, all recordings and filings have been made in all necessary Governmental Authorities, and all other necessary and appropriate action has been taken, so that the security interest created by each Security Document is a perfected Lien on and security interest in all right, title and interest of the Company and each other Issuer in the Collateral purported to be covered thereby, prior and superior to all other liens other than Permitted Prior Liens.

(xiii)    Neither the Company nor any Subsidiary is (A) in violation of its charter, bylaws or other constitutive documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, “Agreements and Instruments”), or (C) in violation of any law, statute (including, without limitation, any rule or regulation) or any judgment, order or decree of any domestic or foreign court or other governmental or regulatory authority, agency or other body with jurisdiction over any of them or any of their assets or properties (“Governmental Authority”), except, in the case of clauses (B) and (C), for such defaults or violations as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(xiv)    The execution, delivery and performance of the Note Documents, the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents and the issuance and sale of the Securities does not and will not (A) violate the charter, bylaws or other constitutive documents of the Company or any

Subsidiary, (B) conflict with or constitute a breach of or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent or waiver under, or result in a Repayment Event (as defined below), other than a Repayment Event that will be satisfied at the Closing Date as disclosed in the Offering Memorandum, or the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary under any of the Agreements and Instruments or (C) violate any law, statute, rule or regulation, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System, or any judgment, order or decree of any Governmental Authority, except for such conflicts, violations, breaches or defaults in the cases of clauses (B) and (C) that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Governmental Authority is required to be obtained or made by the Company or any Subsidiary for the execution, delivery and performance by the Company or any Subsidiary of the Note Documents, the grant and perfection of the Liens on the Collateral pursuant to the provisions of the Security Documents, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and by the Note Documents, except (1) such as have been or will be obtained or made on or prior to the Closing Date, (2) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers, (3) the filings required to perfect Liens granted pursuant to the Security Documents, (4) such filings as may be required to terminate Liens securing existing indebtedness to be paid off with the proceeds of the Offering and (5) for any such consent, approval, authorization or order of, or filing, registration, qualification, license or permit that if not obtained, would not reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(xv)    KMPG LLP, whose report is included or incorporated by reference in the Offering Memorandum, is an independent registered public accounting firm within the meaning of the Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by KMPG LLP to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(xvi)    The historical financial statements (including the notes thereto) included or incorporated by reference in the Offering Memorandum present fairly in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholder’s equity of the Company and its Subsidiaries (on a consolidated basis) at the respective dates and for the respective periods indicated. All such financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods presented (except as disclosed therein) and in compliance with Regulation S-X (“Regulation S-X”) under the Exchange Act. The information set forth under the captions “Summary Historical Consolidated Financial Data,” “Selected Historical Consolidated Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s consolidated financial statements and the related notes thereto included in the Offering Memorandum fairly present the information set forth therein on a basis consistent with that of the audited financial statements of the Company included and/or incorporated by reference in the Offering Memorandum. The ratio of earnings to fixed charges has been calculated in compliance with Item 503(d) of Regulation S-K. The other financial information, including but not limited to the non-GAAP financial measures, if any, included in the Offering Memorandum have been prepared in good faith and on a reasonable basis consistent with that of the unaudited financial statements of the Company. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Since the date of the most recent financial statements included and/or incorporated by reference in the Offering Memorandum, except as otherwise disclosed in the Offering Memorandum (exclusive of any amendment or supplement thereto), (A) neither the Company nor any Subsidiary has (1) incurred any material liabilities or obligations, direct or contingent, or (2) entered into any material transaction or agreement, (B) there has not been any event or development in respect of the condition (financial or otherwise), or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company or any Subsidiary that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any of its equity interests and (D) there has not been any material change in the long-term debt of the Company or any Subsidiary other than changes due to ordinary course of business capital leases.

(xvii)    The statistical and market-related data and forward-looking statements included and/or incorporated by reference in the Offering Memorandum are based on or derived from sources that the Issuers believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources. The Company has obtained the written consent to the use of such data from such sources to the extent required.

(xviii)    As of the date hereof and as of the Closing Date, immediately prior to and immediately following the issuance and sale of the Securities, each Issuer is and will be Solvent. As used herein, “Solvent” shall mean, for any person on a particular date, that on such date (A) the fair market value of the assets of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (B) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (C) such person does not have unreasonably small capital in relation to its business as contemplated on the Closing Date and reflected in the Offering Memorandum or with respect to any transaction contemplated or to be undertaken after the Closing Date, (D) such person is able to pay its debts and other liabilities, including contingent obligations (whether at maturity or otherwise) and (E) such person is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

(xix)    Except as otherwise disclosed in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any Governmental Authority or arbitrator, now pending or, to the knowledge of the Issuers, threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of the Company or any Subsidiary is or may be subject and (B) no judgment, decree or order of any Governmental Authority that, in either of clause (A) or (B), could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xx)    Except as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s and the Guarantors’ knowledge, threatened, against the Company or any Subsidiary, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any Subsidiary and (C) no union representation question existing with respect to the employees of the Company or any Subsidiary and, to the best of the Company’s and the Guarantors’ knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(xxi)    Except, in each case, as otherwise disclosed in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each of the Company and its Subsidiaries and their respective operations and facilities are in compliance with, and not subject to any known liabilities under, applicable Environmental Laws, which compliance includes, without limitation, having obtained and being in compliance with any permits, licenses or other governmental authorizations or approvals, and having made all filings and provided all financial assurances and notices, required for the ownership and operation of the business, properties and facilities of the Company or its Subsidiaries under applicable Environmental Laws, and compliance with the terms and conditions thereof; (ii) neither the Company nor any Subsidiary has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any Subsidiary is in violation of any Environmental Law; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging actual or potential liability on the part of the Company or any Subsidiary based on or pursuant to any Environmental Law pending or, to the best of the Company’s and the Guarantors’ knowledge, threatened against the Company or any Subsidiary or any person or entity whose liability under or pursuant to any Environmental Law the Company or any Subsidiary has retained or assumed either contractually or by operation of law; (iv) neither the Company nor any Subsidiary is conducting or paying for, in whole or in part, any investigation, response or other corrective action pursuant to any Environmental Law at any site or facility, nor is any of them subject or a party to any order, judgment, decree, contract or agreement which imposes any obligation or liability under any Environmental Law; (v) no lien, charge, encumbrance or restriction has been recorded pursuant to any Environmental Law with respect to any assets, facility or property owned, operated or leased by the Company or any Subsidiary; and (vi) there are no past or present actions, activities, circumstances, conditions or occurrences, including, without limitation, the Release or threatened Release of any Material of Environmental Concern, that could reasonably be expected to result in a violation of or liability under any Environmental Law on the part of the Company or any Subsidiary, including without limitation, any such liability which the Company or any Subsidiary has retained or assumed either contractually or by operation of law.

For purposes of this Agreement, “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means the common law and all federal, state, local and foreign laws or regulations, ordinances, codes, orders, decrees, judgments and injunctions issued, promulgated or entered thereunder, relating to pollution or protection of the Environment or public health, including without limitation, those relating to (i) the Release or threatened Release of Materials of Environmental Concern; and (ii) the manufacture, processing, distribution, use, generation, treatment, storage, transport, handling or recycling of Materials of Environmental Concern. “Materials of Environmental Concern” means any substance, material, pollutant, contaminant, chemical, waste, compound, or constituent, in any form, including without limitation, petroleum and petroleum products, subject to regulation or which can give rise to liability under any Environmental Law. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility.

(xxii)    In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(xxiii)    Except as otherwise disclosed in the Offering Memorandum, the Company and its Subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974 (as amended, “ERISA,” which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its Subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA and, to the knowledge of the Company and the Guarantors, each “multiemployer plan” (as defined in Section 4001 of ERISA) subject to Title IV of ERISA to which the Company, its Subsidiaries or an ERISA Affiliate contributes (a “Multiemployer Plan”) is in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a Subsidiary, any member of any group of organizations described in Section 414 (b), (c), (m) or (o) of the Internal Revenue Code of 1986 (as amended, the “Code,” which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such Subsidiary is a member. No “reportable event” (as defined under Section 4043 of ERISA) for which notice has not been waived has occurred or is reasonably expected to occur with respect to any “employee benefit plan” subject to Title IV of ERISA established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates for which any material liability or obligation remains outstanding. The present value of the aggregate benefit liabilities under each of “single employer plan” (as defined in Section 4001 of ERISA) established or maintained by the Company or any of its ERISA Affiliates with such liabilities determined as of the end of such plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such plan allocable to such benefit liabilities. For purposes of the immediately preceding sentence, the term “benefit liabilities” has the meaning specified in Section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in Section 3 of ERISA. Neither the Company nor any of its ERISA Affiliates has incurred any unsatisfied liability or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Except as would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company, each “employee benefit plan” established or maintained by the Company, its Subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and, to the knowledge of the Company, its Subsidiaries and any of their ERISA Affiliates, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xxiv)    The Company and its Subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted and as disclosed in the Offering Memorandum; and the expected expiration of any of such Intellectual Property Rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxv)    The Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties and to conduct their respective businesses as currently conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxvi)    The Company and the Subsidiaries have good and indefeasible title in fee simple to all items of owned real property, and good and marketable title to all personal property owned by each of them (in each case, as reflected in the historical financial statements included in the Offering Memorandum, except for properties disposed of since the date of such historical financial statements in the ordinary course of business), in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, except (A) such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (B) liens described in the Offering Memorandum or (C) liens permitted by the Indenture. Any real property, personal property and buildings held under lease by the Company or any such Subsidiary (including properties reflected in the historical financial statements included in the Offering Memorandum, except for properties disposed of since the date of such historical financial statements in the ordinary course of business) are held under valid, subsisting and enforceable leases, with such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxvii)    Each of the Company and the Subsidiaries has insurance covering its properties, operations, personnel and business, including protection and indemnity insurance, which insurance is in amounts and insures against such losses and risks as are generally deemed adequate to protect each of the Company and the Subsidiaries and their respective businesses consistent with industry practice. All policies of insurance insuring the Company and its Subsidiaries or their businesses, assets, employees, officers and directors are in full force and effect. Each of the Company and the Subsidiaries is in compliance with the terms of such policies and instruments in all material respects. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it or any Subsidiary will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(xxviii)    All tax returns required to be filed by the Company or any Subsidiary have been filed (or extensions have been obtained) in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, value added and franchise taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with GAAP or those currently payable without penalty or interest and except where the failure to make such required filings or payments could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xxix)    Neither the Company nor any Subsidiary is, or after giving effect to the transactions contemplated hereby and the application of the proceeds as described in the Offering Memorandum will be, required to be registered as an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act, and the Company and each Subsidiary will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(xxx)    The Company and the Subsidiaries maintain a system of internal accounting controls that is in compliance in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (the “Sarbanes-Oxley Act”) and is sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of their financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for their assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xxxi)    The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any Subsidiary and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (A) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(xxxii)     Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has, directly or through any person acting on its or their behalf (other than any Initial Purchaser, as to which no representation is made), (A) taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities, (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities in a manner that would require registration of the Securities under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any Issuer in a manner that would require registration of the Securities under the Act, (C) sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of any security (as defined in the Act) that is currently or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Act or (D) engaged in any directed selling effort (as defined by Regulation S) with respect to the Securities, and each of them has complied with the offering restrictions requirement of Regulation S.

(xxxiii)    No form of general solicitation or general advertising (prohibited by the Act in connection with offers or sales such as the Exempt Resales) and nothing in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act was used by the Company, its affiliates (as such term is defined in Rule 501 under the Securities Act), or any person acting on its behalf (other than any Initial Purchaser as to which no representation is made) in connection with the offer and sale of any of the Securities or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or the Internet, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising within the meaning of Regulation D under the Act. The Company has not made, prepared, used, authorized, approved or distributed and will not prepare, make, use, authorize, approve or distribute, and has not permitted and will not permit any of its affiliates or anyone acting on its or its affiliates behalf to make, prepare, use, authorize, approve or distribute, any Company Supplemental Disclosure Document other than as set forth on Schedule IV hereto. Neither the Company nor any of its affiliates has entered into, or will enter into, any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

(xxxiv)     There are no contracts, agreements or understandings between the Company or any Subsidiary and any other person other than the Initial Purchasers pursuant to this Agreement that would give rise to a valid claim against the Company, any Subsidiary or any of the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Securities.

(xxxv)    The Company and the Subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act.

(xxxvi)    None of the Issuers nor any of its Subsidiaries, nor to the knowledge of the Issuers, any director, officer, agent, employee or affiliate of the any of the Issuers is currently the subject or target of any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is any Issuer or any Subsidiary located, organized or resident in a country or territory that is the subject or target of Sanctions. The Company will not directly or indirectly use the proceeds of the offering of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing or facilitating the activities of or business with any person or entity that, at the time of such funding or facilitation, is the subject or target of any Sanctions, or is in Cuba, Iran, Libya, North Korea, Crimea or in any other country or territory, that, at the time of such funding or facilitation, is the subject or target of Sanctions, or (ii) in any other manner that will result in a violation by any person (including any person participating in the offering, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions.

(xxxvii)    Neither the Company, any Guarantors, nor any Subsidiary nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended (including the rules and regulations thereunder, the “FCPA”) or the U.K. Bribery Act of 2010 (the “Bribery Act”) or any other applicable anti-bribery or anti-corruption laws, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, the Guarantors and their respective Subsidiaries and, to the knowledge of the Company and the Guarantors, their affiliates have conducted their businesses in compliance with the FCPA, the Bribery Act, and any other applicable anti-bribery and anti-corruption laws, and have instituted and maintain and enforce policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxviii)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened. The Company, the Guarantors and, to the knowledge of the Company and Guarantors, their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902. The Company is a “reporting issuer” as defined in Rule 902 under the Act

(xxxix)    (A) Except as otherwise disclosed in the Offering Memorandum, (i) there has been no security breach or other compromise of or relating to any of the Company’s and the Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (ii) the Company and the Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data; (B) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of clause (A) and (B) above, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (C) the Company and the Subsidiaries have implemented appropriate controls and technological safeguards to maintain and protect the integrity and security of their IT Systems and Data and have implemented backup and disaster recovery technology reasonably consistent with industry standards and practices.

Each certificate signed by any officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuers to the Initial Purchasers as to the matters covered by such certificate.

The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 of this Agreement, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Company hereby consents to such reliance.

(b)    Each Initial Purchaser, severally and not jointly, represents to the Issuers that it is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Act and acknowledges that it is purchasing the Securities pursuant to a private sale exemption from registration under the Act, and that the Securities have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Issuers that:

(i)    Neither it, nor any person acting on its behalf, has or will solicit offers for, or offer or sell, any Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act, and it has and will solicit offers for the Securities only from, and will offer and sell the Securities only to, (A) persons whom such Initial Purchaser reasonably believes to be QIBs in accordance with and reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (B) persons other than U.S. persons outside the United States in reliance on, and in compliance with, the exemption from the registration requirements of the Act provided by Regulation S.

(ii)    With respect to offers and sales outside the United States, such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchasers nor any person acting on their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S. Terms used in this Section 5(b)(ii) have the meanings given to them by Regulation S.

Each Initial Purchaser severally agrees that, at or prior to confirmation of a sale of Securities pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it or through it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to or for the account or benefit of, U.S. persons (i) as part of their distribution at any time and (ii) otherwise until forty days after the later of the date upon which the offering of the Securities commenced and the date of closing, except in either case in accordance with Regulation S (or in accordance with Rule 144A under the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meaning given to them by Regulation S.”

The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and each Initial Purchaser hereby consents to such reliance.

6.    Indemnification.

(a)    The Issuers, jointly and severally, agree to indemnify and hold harmless each of the Initial Purchasers, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, affiliates, employees, officers and directors of any Initial Purchaser and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred (including, but not limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) (collectively, “Losses”) to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum, or in any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Initial Purchaser and each such affiliate, director, officer, employee or controlling person for any and all reasonable expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Initial Purchaser or such affiliate, director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided that none of the Issuers will be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission relating to an Initial Purchaser made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser through the Representative expressly for use therein (it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in Section 6(b) hereof). This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including, but not limited to, liability under this Agreement.

(b)    Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of any of the Issuers and the agents, employees, officers and directors of any such controlling person from and against any and all Losses to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum, or in any amendment or supplement thereto, or any Company Supplemental Disclosure Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission relating to such Initial Purchaser made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Initial Purchaser through the Representative expressly for use therein. Each of the Issuers hereby acknowledges that the only information that the Initial Purchasers through the Representative have furnished to the Company expressly for use in the Preliminary Offering Memorandum, the Pricing Supplement, any Company Supplemental Disclosure Document or the Final Offering Memorandum (or any amendment or supplement thereto) is the following information in the Preliminary Offering Memorandum and the Final Offering Memorandum: (i) the first three sentences of the fifth full paragraph set forth under the caption “Plan of Distribution”, and (ii) the first, second and third paragraphs set forth under the caption “Plan of Distribution—Short Positions”.

(c)    Promptly after receipt by an indemnified party under Section 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an “action”), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure through the forfeiture of substantive rights and defenses). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (together with appropriate local counsel), which shall be selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated in the case of counsel representing the Initial Purchasers or their related persons, at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent may not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, then the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (C) such indemnified party shall have given the indemnifying party at least 45 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

7.    Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses (a) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities or (b) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Securities (net of discounts and commissions but before deducting expenses) received by the Issuers are to (y) the total discount and commissions received by the Initial Purchasers. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an Issuer or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Initial Purchaser be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Securities purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, affiliates, employees, officers and directors of any Initial Purchaser and the agents, employees, officers and directors of any such controlling person shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls an Issuer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each director, officer, employee and agent of an Issuer and each director, officer, employee and agent of any such controlling person shall have the same rights to contribution as the Issuers. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

8.    Conditions of Initial Purchasers’ Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

(a)    All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the date of this Agreement and on and as of the Closing Date as though then made. The Issuers shall have performed or complied with all of the agreements and covenants and conditions contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date. The Initial Purchasers shall have received a certificate, dated the Closing Date, signed by the chief executive officer and chief financial officer of the Company, certifying as to the foregoing and to the effect in Section 8(c).

(b)    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(c)    Since the Applicable Time: (i) there shall not have been any decrease in the rating of any debt or preferred stock of the Company or any Subsidiary by any “nationally recognized statistical rating organization” (as defined for purposes of Section 3(a)(62) of the Exchange Act), or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, and (ii) in the judgment of the Representative, there shall not have occurred any event, change or any development that could, individually or in the aggregate, result in a Material Adverse Effect.

(d)    The Initial Purchasers shall have received on the Closing Date opinions dated the Closing Date, addressed to the Initial Purchasers, of (i) Thompson & Knight LLP, counsel to the Company, substantially to the effect set forth in Exhibit A attached hereto, including with respect to Guarantors organized under the laws of the states of Delaware and Texas; (ii) counsel to the Guarantor organized under the laws of the State of Kansas substantially in the form of Exhibit B, (iii) counsel to the Guarantor organized under the laws of the State of New Mexico substantially in the form of Exhibit C, and (iv) counsel to the Guarantors organized under the laws of the State of Colorado substantially in the form of Exhibit D.

(e)    The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date of Vinson & Elkins L.L.P., counsel to the Initial Purchasers, in form and substance satisfactory to the Representative. Such counsel shall have been furnished with such certificates and documents as they may reasonably request to enable them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

(f)    On the date hereof, the Initial Purchasers shall have received a “comfort letter” from KPMG LLP, the independent registered public accounting firm for the Company, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Representative and counsel to the Initial Purchasers, covering the financial and accounting information in the Preliminary Offering Memorandum and the Pricing Supplement. In addition, the Initial Purchasers shall have received a “bring-down comfort letter” from the independent registered public accounting firm for the Company, dated as of the Closing Date, addressed to the Initial Purchasers and in the form of the “comfort letter” delivered on the date hereof, except that (i) it shall cover the financial and accounting information in the Final Offering Memorandum and any amendment or supplement thereto and (ii) procedures shall be brought down to a date no more than three days prior to the Closing Date, and otherwise in form and substance satisfactory to the Representative and counsel to the Initial Purchasers.

(g)    The Issuers, the Trustee and the Collateral Agent shall have executed and delivered the Indenture and the Initial Purchasers shall have received copies thereof. The Issuers and the Collateral Agent shall have executed and delivered the Security Agreement, the Collateral Agency Agreement, the ABL Collateral Rights Agreement and any other Security Documents (including, if applicable, short-form intellectual property security agreements) to which they are intended to be a party, and the Initial Purchasers shall have received copies thereof.

(h)    The Initial Purchasers shall have been furnished with wiring instructions for the application of the proceeds of the Securities in accordance with this Agreement and such other information as they may reasonably request.

(i)    All agreements set forth in the blanket representation letter of the Company to DTC relating to eligibility of the Securities for clearance and settlement through DTC shall have been complied with.

(j)    The Trustee shall have received (with a copy for the Initial Purchasers):

(i)    appropriately completed copies, which have been duly authorized for filing by the appropriate entity, of UCC-1 financing statements, together with (if required by applicable law) all schedules and exhibits to such financing statements, in appropriate form for filing with the Secretary of State (or other authorized governmental authority or office) of the state of location (determined in accordance with Section 9-307 of the Uniform Commercial Code) for such Issuer (“UCC Financing Statements”), covering the Collateral described therein as being covered thereby and naming the Company and each other Issuer as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code in all jurisdictions as may be necessary or, in the reasonable opinion of any of the Collateral Agent, or the Initial Purchasers and their respective counsel, desirable to perfect the Liens of the Collateral Agent pursuant to the Security Documents; such other documents, agreements, contracts, certificates or other written obligations, as the Trustee or the Initial Purchasers or their respective counsel or local counsel may reasonably request as being necessary or appropriate to create and perfect the first priority liens (subject to Permitted Prior Liens) to be granted pursuant to the provisions of the Security Documents;

(ii)    termination statements (or copies of authorizations to file termination statements) with respect to filings under the Uniform Commercial Code necessary to release all Liens (other than Permitted Prior Liens) of any person in any Collateral described in the Security Documents previously granted by any person and authorization to file terminations of UCC-1 filings evidencing such Liens;

(iii)    certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Trustee, dated a date reasonably near to the Time of

Delivery, listing all effective financing statements which name any of the Issuers or any predecessors thereof in the preceding five years (under its present name and any previous names used in the preceding five years) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in the Security Documents, other than such financing statements that evidence Permitted Prior Liens); a completed perfection certificate dated the Closing Date and executed by an authorized officer of the Company, together with all attachments contemplated thereby; copies of tax and judgment lien searches, each dated a date reasonably near to the Time of Delivery listing all lien notices or comparable documents that name any Issuer as debtor and such other searches that the Initial Purchasers deem necessary or appropriate;

(iv)    such releases, reconveyances, satisfactions or other instruments as it may request to confirm the release, satisfaction and discharge in full of all mortgages, deeds of trust, security agreements, and other documents creating or evidencing Liens (other than Permitted Prior Liens) at any time delivered by any of the Issuers to secure any of the Issuers’ existing indebtedness that is secured by assets constituting Collateral, duly executed, delivered and acknowledged in recordable form by the grantee named therein or its of record successors or assigns;

(v)    documents from each of the lenders under any of the Issuers’ existing indebtedness that is secured by assets constituting Collateral (other than such indebtedness secured by Permitted Prior Liens) indicating the total amount of indebtedness payable to such lender and providing that, upon payment to such lender of the full amount of the indebtedness payable to it, (x) Liens held by such lender shall be automatically released and (y) such lender shall immediately provide all related documentation necessary to evidence such release in form and substance satisfactory to the Collateral Agent and its counsel;

(vi)    all certificates or instruments (if any) representing or evidencing the Collateral in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent;

(vii)    policies or certificates (or certified copies thereof) with respect to insurance of property, liability insurance and any other insurance maintained by the Issuers and their respective Subsidiaries (x) endorsed for the benefit of the Collateral Agent by naming the Collateral Agent as loss payee and/or additional insured, and (y) providing that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the other secured parties, in form and substance reasonably satisfactory to the Initial Purchasers, confirming that all insurance requirements of this Agreement and the Security Documents are satisfied; and

(viii)    such other documents, approvals, affidavits, opinions or certificates as the Trustee or the Initial Purchasers may reasonably request in form and substance reasonably satisfactory to the Trustee or the Initial Purchaser, as the case may be.

(k)    All UCC Financing Statements and financing statement terminations, required pursuant to clauses (i) and (ii) of paragraph (j) above (collectively, the “Financing Statements”) shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Trustee (the “Filing Agent”). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Trustee, the Initial Purchasers and their respective counsel (i) the Filing Agent’s receipt of all Financing Statements, (ii) that the Financing Statements have been submitted for filing in the appropriate filing offices and (iii) that the Filing Agent will notify the Trustee and its counsel of the results of such submissions within 30 days following the Closing.

(l)    The Initial Purchasers shall have received evidence acceptable to the Initial Purchasers of payment or arrangements for payment by the Issuers of all applicable recording taxes, fees, charges, costs and expenses required for the recording of the Security Documents to be executed and delivered at or prior to the Applicable Time.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled (or waived by the Initial Purchasers), this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as otherwise set forth herein.

The documents required to be delivered by this Section 8 will be delivered at the office of counsel for the Initial Purchasers on the Closing Date.

9.    Survival of Representations and Agreements. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 10(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Notes to and by the Initial Purchasers. The agreements contained in Sections 4(f), 6, 7, and 10(d) shall survive the termination of this Agreement, including pursuant to Section 10.

10.    Effective Date of Agreement; Termination.

(a)    This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

(b)    The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers’ part to the Company or any affiliate thereof if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed under this Agreement when and as required; (ii) any other condition to the obligations of the Initial Purchasers under this Agreement to be fulfilled by the Issuers pursuant to Section 8 is not fulfilled when and as required; (iii) trading in any securities of the Company shall be suspended or limited by the Commission or the New York Stock Exchange, or trading in securities generally on the New York Stock Exchange, the NYSE American or the Nasdaq Global Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction; (iv) a general moratorium shall have been declared by either Federal or New York or Texas State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred; (v) there is an outbreak or escalation of hostilities or national or international calamity in any case involving the United States, on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S. and international markets, making it, in the Representative’s judgment, impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package; or (vi) there shall have been such a material adverse change in general economic, political or financial conditions or the effect (or potential effect if the financial markets in the United States have not yet opened) of international conditions on the financial markets in the United States shall be such as, in the Representative’s sole judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package.

(c)    Any notice of termination pursuant to this Section 10 shall be given at the address specified in Section 11 below by telephone or facsimile, confirmed in writing by letter.

(d)    If this Agreement shall be terminated pursuant to Section 10(b), or if the sale of the Securities provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuers to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied or because of any refusal, inability or failure on the part of the Issuers to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuers, jointly and severally, will reimburse the Initial Purchasers for all of their reasonable out-of-pocket expenses (including, without limitation, the fees and expenses of the Initial Purchasers’ counsel) incurred in connection with this Agreement and the transactions contemplated hereby.

(e)    If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 10(e), the Closing Date shall be postponed for such period, not exceeding seven business days, as the Representative shall determine in order that the required changes in the Final Offering Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

11.    Notice. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered or telecopied and confirmed in writing to c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, New York, NY 10020, Attention: High Yield Legal Department, with a copy for information purposes only to Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, TX 77002 (fax: 713-758-2346), Attention: David Stone, Thomas Zentner, and if sent to the Issuers, shall be mailed, delivered or telecopied and confirmed in writing to Basic Energy Services, Inc., 801 Cherry Street, Suite 2100, Fort Worth, TX 76102 (telephone: 817-334-4100, fax: 817-334-4101; email: david.schorlemer@basicenergyservices.com), Attention: David Schorlemer, with a copy for information purposes only to Thompson & Knight LLP, 1722 Routh Street, Suite 1500, Dallas, TX 75201, Attention: Wesley Williams (email: wesley.williams@tklaw.com).

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

12.    Authority of the Representative. Any action by the Initial Purchasers hereunder may be taken by Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Initial Purchasers, and any such action taken by Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be binding upon the Initial Purchasers.

13.    Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuers and the other indemnified parties referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

14.    Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

15.    Construction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16.    Submission to Jurisdiction; Waiver of Jury Trial. The Issuers hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Issuers agree that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon the Issuers and may be enforced in any other courts in the jurisdiction of which the Issuers are or may be subject, by suit upon such judgment. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

17.    Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

18.    Counterparts; Electronic Transmission. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

19.    Amendment; Waiver of Rights. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

20.    No Fiduciary Relationship. The Issuers hereby acknowledge that the Initial Purchasers are acting solely as initial purchasers in connection with the purchase and sale of the Securities. The Issuers further acknowledge that each of the Initial Purchasers is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that any Initial Purchaser act or be responsible as a fiduciary to the Issuers, their management, stockholders, creditors or any other person in connection with any activity that such Initial Purchaser may undertake or has undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Issuers, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Issuers hereby confirm their understanding and agreement to that effect. The Issuers and each Initial Purchaser agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by any Initial Purchaser to the Issuers regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Issuers. The Issuers hereby waive and release, to the fullest extent permitted by law, any claims that such Issuers may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Issuers in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions. Furthermore, each of the Issuers acknowledge that the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Guarantors, and the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and the Issuers acknowledge that the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby, and the Company and the Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

(Signature Pages Follow)

If the foregoing Purchase Agreement correctly sets forth the understanding among the Issuers and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuers and the Initial Purchasers.

Company

BASIC ENERGY SERVICES, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President and Chief Executive Officer

Guarantors

BASIC ENERGY SERVICES GP, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC

By:	/s/ Jerry Tufly
Name:	Jerry Tufly
Title:	President

BASIC ENERGY SERVICES, L.P.

By:	BASIC ENERGY SERVICES GP, LLC
its General Partner

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President and Chief Executive Officer

Signature Page to Purchase Agreement

BASIC ESA, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

BASIC MARINE SERVICES, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

CHAPARRAL SERVICE, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

FIRST ENERGY SERVICES COMPANY

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

LEBUS OIL FIELD SERVICE CO.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

GLOBE WELL SERVICE, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

Signature Page to Purchase Agreement

SCH DISPOSAL, L.L.C.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

JS ACQUISITION LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

JETSTAR HOLDINGS, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

ACID SERVICES, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

JETSTAR ENERGY SERVICES, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

SLEDGE DRILLING CORP.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

Signature Page to Purchase Agreement

PERMIAN PLAZA, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

TAYLOR INDUSTRIES, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	Chief Executive Officer

PLATINUM PRESSURE SERVICES, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

ADMIRAL WELL SERVICE, INC.

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

MAVERICK COIL TUBING SERVICES, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

Signature Page to Purchase Agreement

MAVERICK SOLUTIONS, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

MAVERICK STIMULATION COMPANY, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

MAVERICK THRU-TUBING SERVICES, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

MCM HOLDINGS, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

MSM LEASING, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

THE MAVERICK COMPANIES, LLC

By:	/s/ T. M. “Roe” Patterson
Name:	T. M. “Roe” Patterson
Title:	President

Signature Page to Purchase Agreement

Confirmed and accepted as of the date first above written

MERRILL LYNCH, PIERCE, FENNER & SMITH

  INCORPORATED

Acting on behalf of itself

and as the Representative of

the several Initial Purchasers

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Lex Maultsby
Name:	Lex Maultsby
Title:	Managing Director

Signature Page to Purchase Agreement

Schedule I

Initial Purchaser	Principal Amount of Notes to Be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$142,681,000
UBS Securities LLC	69,512,000
Morgan Stanley & Co. LLC	40,244,000
PNC Capital Markets LLC	29,268,000
Capital One Securities, Inc.	3,659,000
Johnson Rice & Company L.L.C.	3,659,000
Piper Jaffray & Co.	3,659,000
Seaport Global Securities LLC	3,659,000
Stephens Inc.	3,659,000
Total	$300,000,000

I-1

Schedule II

Subsidiary	Jurisdiction of Organization	Equity Holder and % Held by Each
Basic Energy Services GP, LLC	Delaware	Basic Energy Services, Inc. - 100%
Basic Energy Services LP, LLC	Delaware	Basic Energy Services, Inc. - 100%
Basic Energy Services, L.P.	Delaware	Basic Energy Services GP, LLC. - 0.01% Basic Energy Services LP, LLC - 99.99%
Basic ESA, Inc.	Texas	Basic Energy Services, Inc. - 100%
Basic Marine Services, Inc.	Delaware	Basic Energy Services, L.P. - 100%
Chaparral Service, Inc.	New Mexico	Basic Energy Services, L.P. – 100%
First Energy Services Company	Delaware	Basic Energy Services, L.P. - 100%
LeBus Oil Field Service Co.	Texas	Basic Energy Services, L.P. - 100%
Globe Well Service, Inc.	Texas	Basic Energy Services, L.P. - 100%
SCH Disposal, L.L.C.	Texas	Basic Energy Services, L.P. - 100%
JS Acquisition LLC	Delaware	Basic Energy Services, L.P. - 100%
JetStar Holdings, Inc.	Delaware	JS Acquisition LLC - 100%
Acid Services, LLC	Kansas	JS Acquisition LLC - 100%
JetStar Energy Services, Inc.	Texas	JetStar Holdings, Inc. - 100%
Sledge Drilling Corp.	Texas	Basic Energy Services, L.P. - 100%
Permian Plaza, LLC	Texas	Basic Energy Services, L.P. - 100%
Xterra Fishing & Rental Tools Co.	Texas	Basic Energy Services, L.P. - 100%
Taylor Industries, LLC	Texas	Basic Energy Services, L.P. - 100%
Platinum Pressure Services, Inc.	Texas	Basic Energy Services, L.P. - 100%
Admiral Well Service, Inc.	Texas	Platinum Pressure Services, Inc. - 100%

Maverick Coil Tubing Services, LLC	Colorado	Basic Energy Services, L.P. - 100%
Maverick Solutions, LLC	Colorado	Basic Energy Services, L.P. - 100%
Maverick Stimulation Company, LLC	Colorado	Basic Energy Services, L.P. - 100%
Maverick Thru-Tubing Services, LLC	Colorado	Basic Energy Services, L.P. - 100%
MCM Holdings, LLC	Colorado	Basic Energy Services, L.P. - 100%
MSM Leasing, LLC	Colorado	Basic Energy Services, L.P. - 100%
The Maverick Companies, LLC	Colorado	Basic Energy Services, L.P. - 100%
Basic Energy Receivables, LLC* BER Holdco, LLC*	Delaware Delaware	BER Holdco, LLC - 100% Basic Energy Services, L.P. - 100%
Basic Energy Services International, LLC*	Delaware	Basic Energy Services, L.P. - 100%
ESA de Mexico S. de R.L. C.V.*	Mexico	Basic Energy Services International, LLC - 99% Basic ESA, Inc. - 1%
Robota Energy Equipment, LLC*	Texas	Basic Energy Services, L.P. - 100%

*	Will not be a Guarantor as of the Closing Date.

Schedule III

Basic Energy Services, Inc.

Pricing Term Sheet

Schedule IV

Company Supplemental Disclosure Documents

1. Electronic Roadshow Presentation, dated September 19, 2018, made available by means of graphic communication through NetRoadshow, including written communication made available only as part of such roadshow and not separately.

Exhibit A

FORM OF OPINION OF COMPANY COUNSEL

[See attached]

Exhibit B

FORM OF LOCAL COUNSEL OPINION

[See attached]

Exhibit C

FORM OF LOCAL COUNSEL OPINION

[See attached]

Exhibit D

FORM OF LOCAL COUNSEL OPINION

[See attached]